                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): August 12, 1998


                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
              (Exact Name of Registrant as Specified in Charter)



       Delaware                 0-29-092                   54-1708481
  (State or Other        (Commission File Number)        (IRS Employer
  Jurisdiction of                                      Identification No.)
  Incorporation)


  1700 Old Meadow Road, McLean, Virginia                     22102
(Address of Principal Executive Offices)                   (Zip Code)


      Registrant's telephone number, including area code: (703) 902-2800

Item 5.  Other Events.

     On August 12, 1998, Primus Telecommunications Group, Incorporated ("Primus") issued a press release announcing its financial results for the second quarter of 1998. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)  Not Applicable.


         (b)  Not Applicable.


         (c)  Exhibits.


         99.1 Press Release Dated August 12, 1998 By Primus Telecommunications Group, Incorporated. Announcing Second Quarter of 1998 Financial Results

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED



Date:  August 12, 1998               By:  /s/ Neil L. Hazard
                                          Neil L. Hazard
                                          Executive Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number       Description

99.1 Press Release Dated August 12, 1998 By Primus Telecommunications Group, Incorporated. Announcing Second Quarter of 1998 Financial Results